© 2026 Texas Capital Bank Member FDIC November 2026 Annual Governance Discussion Materials

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TXCP’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TXCP or its customers; negative credit quality developments arising from the foregoing or other factors, including trade policies, geopolitical conflicts, inflation, including increased energy costs, unemployment rates and interest rates; TXCP’s ability to innovate, to anticipate the needs of our current and future customers and to manage increased or expanded competition from banks and other financial service providers in TXCP’s markets; TXCP’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TXCP’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TXCP’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business, products and services; risks related to potential strategic acquisitions, including the risk that TXCP may not be able to consummate acquisitions on favorable terms, if at all, and the risk that TXCP may not realize the anticipated benefits from acquisitions; the extensive regulations to which TXCP is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TXCP’s ability to effectively manage information technology systems, including third-party vendors, cyber or data privacy incidents or other failures, outages, disruptions or security breaches; TXCP’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TXCP’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TXCP’s risk management processes, strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TXCP’s loans; TXCP’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TXCP, in particular; claims, litigation or regulatory investigations and actions that TXCP may become subject to; the failure to identify, attract and retain key personnel and other employees and to engage in adequate succession planning; the transfer of the listing of TXCP’s securities to TXSE, a newly operational exchange, and its effect on the trading market, liquidity and price of TXCP’s securities; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TXCP’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the Securities and Exchange Commission. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Foundational Tenets of Value Creation in Place Financial Priorities Described 9/1/2021 Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns

4 Year to Date Performance Highlights Financial Performance (At and through 9/30/2026) $5.81 Adjusted Diluted EPS1 YoY increase of $1.08 10.1% Adjusted ROTCE1,2 YoY increase of 1.0% $255.9mm Adjusted Net Income to Common1 YoY increase of $36.8mm $3.5 Billion Stockholders’ Equity YoY decrease of $0.1bn $27.7 Billion Total Deposits YoY increase of $0.2bn $32.3 Billion Total Assets YoY decrease of $0.2bn Company Achievements (At and through 9/30/2026) ◼ Record quarter in Q3 2026 with adjusted EPS1 of $2.35, adjusted net income to common1 of $102.7mm, total revenue of $356.6mm and adjusted PPNR1,3 of $157.0mm were all-time records ◼ Net interest income of $275.0mm, non-interest income of $81.6mm and fee income from areas of focus4 of $64.1mm were also records ◼ Sustained YoY operating leverage for the 9th consecutive quarter with adjusted PPNR1, 3 increasing $7.3mm, or 5% ◼ Year to date fee income from our defined areas of focus4 of $183.4 million, a 30% increase compared to the same period last year ◼ Total ACL, excl. mortgage finance / LHI excl. mortgage finance of 1.78% ranks in top decile amongst peer5 ◼ Tangible common equity to tangible assets6 of 9.85% places in the top quartile amongst peer5 ◼ CET1 finished the quarter at 12.20%, a 13bps increase from the prior quarter ◼ Initiated the first quarterly common stock dividend in the Firm’s history at $0.20 per share, reflecting sustainable earnings generation and strong capital levels 1) See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios 2) See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE) 3) “PPNR” used as an abbreviation for Pre-Provision Net Revenue which is the sum of net interest income and non-interest income, less non-interest expense 4) Sum of treasury product fees, wealth management and trust fee income, and investment banking and trading income 5) Major exchange traded US peer banks with $20-100 billion in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; Data MRQ as of 11/9/2026 6) Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles

5 15% 26% 59% 15% 85% Executive Compensation Overview Our Compensation philosophy drives pay-for-performance, appropriately balances risk, rewards the creation of stockholder value, and reinforces individual accountability through a robust performance management program and compensation forfeiture provisions Program Structure1 CEO 2025 Target Pay Mix Compensation Element Description 2025 Decisions Short Term Base Salary ◼ Fixed component of pay targeted at median ◼ NEOs received base salary commensurate with position after a holistic review of performance, peer and market data; base salaries held flat for 2025 except a 3% increase for the CFO Annual Cash Incentive ◼ Executives can earn 0% to 150% based on achievement of pre-established targets related to financial and operational goals ◼ A payout determined at 138.5% of target on the financial metrics; management strategic objectives were substantially achieved by all NEOs ◼ Compensation Committee used negative discretion to reduce the aggregate payout to 105% of target and increased the value of 2026 long-term awards Long Term Performance- Based Restricted Stock Units ◼ Executives can earn 0% to 200% based on achievement of pre-established targets ◼ Vests at the end of the three-year performance period, if earned ◼ A payout determined at 80% of target for the 2023 performance-based RSUs Time-Based Restricted Stock Units ◼ Vests pro-rata over the three-year period, subject to continued employment on vesting date ◼ All NEOs received an award of time-based RSUs for 2025 as a portion of the long-term plan Variable / At Risk Long-Term Incentives Base Salary Fixed Short-Term Incentives 1) Same program structure utilized for fiscal 2025 and 2026 compensation plans

6 Contacted Holders Owning % Met With Holders Owning % Stockholder Outreach and Responding to Stockholder Feedback Stockholder Engagement Cycle FALL Meet with stockholders to get feedback on compensation practices, governance matters and other topics Selected Comments on 2025 Compensation WINTER Review Fall engagement feedback and Board consideration of potential changes to corporate governance, executive compensation and proxy disclosure SPRING Pre-Annual Meeting engagement to update stockholders, gather feedback, and discuss Annual Meeting agenda SUMMER Review feedback and results from Annual Meeting, plan for Fall engagement, and conduct targeted and responsive engagement Feedback We Heard Our Perspective and Response ◼ Wanted clearer visibility into CEO pay outcomes ◼ Introduced a “CEO Pay at a Glance” summary of total pay, mix and outcomes ◼ One-time (non-sign-on) awards should be infrequent, with a clear and transparent rationale ◼ Committee is committed to infrequent use, a performance component in any future award and a transparent rationale. No one-time awards were granted to the NEOs in 2025 ◼ 2024 annual incentive plan hurdles for ROAA and efficiency were lower than the prior year ◼ The 2024 targets were set in the midst of the banking crisis. 2025 targets were MORE DIFFICULT than 2024 targets and actual results; 2026 targets will be more difficult than 2025 ◼ CEO target pay and bonus opportunity are high relative to regional banking peers ◼ Benchmarked under the 2024 amended employment agreement against the new peer group, which adds select investment banks to regional banks. For 2025, base salary was held flat and the bonus opportunity was reduced from 200% to 180% of base salary ◼ Requested a clearer explanation of the annual incentive plan and enhanced disclosure of metrics / hurdles ◼ Streamlined annual incentive plan disclosure of structure, weightings, goals and results. Targets and actual results are disclosed after each performance period concludes Other Engagement Opportunities ◼ Quarterly earnings calls ◼ Investor conferences ◼ Annual stockholders’ meeting ◼ Headquarters visits from investors 45% 71% Fall 2025 Stockholder Outreach Topics Discussed During Engagement ◼ Business strategy and execution ◼ Financial performance ◼ Compensation and incentive plans (metrics and targets) ◼ Board composition and succession ◼ Corporate responsibility and governance issues and programs ◼ Say-on-pay voting results ◼ Data security programs ◼ Ad hoc topics

7 Dustin Cosper Head of Commercial Banking Jeff Hood Chief Human Resources Officer Nancy McDonnell Head of Treasury Solutions Executive Leadership Team ◼ Serves as Chairman of the Board of Directors and President & Chief Executive Officer of Texas Capital and its parent company, Texas Capital Bancshares, Inc. ◼ Joined Texas Capital in January 2021 after 31 years with JPMorgan Chase & Co. ◼ Guided an enterprise-wide transformation across Texas Capital Bank focused on recapitalizing and reorganizing the bank, upgrading technology systems, attracting top talent, deepening client relationships, and implementing new products and services ◼ Previously served as Global Head of Corporate Client Banking and Specialized Industries with JPMorgan Chase & Co. ◼ At JPMorgan, oversaw end-to-end responsibility for the business, providing global treasury management services, credit and investment banking solutions to clients in North America, as well as select countries in Europe and Asia, to help clients achieve their long- term corporate finance objectives. Rob Holmes* Chairman, President and Chief Executive Officer Mo Jamous Chief Digital & Information Officer Matt Scurlock* Chief Financial Officer John Cummings* Chief Operating Officer Anna Alvarado- Pearce* Chief Legal Officer & Corporate Secretary Jay Clingman Head of Private Banking and Family Office Dan Hoverman Head of Corporate & Investment Banking David Youngberg Chief Credit Officer & Interim Chief Risk Officer Note : * indicates Named Executive Officer

Experienced and Engaged Board of Directors



Rob C. Holmes *(Chairman)*
- Chairman, President and Chief Executive Officer of Texas Capital Bancshares
- *Committee Membership:* None



David S. Huntley *(Lead Independent Director)*
- Former Chief Compliance Officer, AT&T
- *Committee Membership:* Compensation & Human Capital, Governance & Nominating



Paola M. Arbour
- Chief Information Officer, Tenet Healthcare
- *Committee Membership:* Technology (Chair), Governance & Nominating



Jonathan E. Baliff
- Operating Partner, Genesis Park
- *Committee Membership:* Compensation & Human Capital (Chair), Audit



Ranjana B. Clark
- Former Head of Global Transaction Banking, MUFG
- *Committee Membership:* Audit, Technology



Thomas E. Long
- Co-Chief Executive Officer, Energy Transfer
- *Committee Membership:* Audit (Chair)



Mark W. Midkiff
- Former Chief Risk Officer of KeyCorp
- *Committee Membership:* Risk (Chair), Technology



Steven P. Rosenberg
- President, SPR Ventures, Inc.
- *Committee Membership:* Governance & Nominating (Chair), Risk, Technology



Dale W. Tremblay
- Executive Chairman, C.H. Guenther & Son
- *Committee Membership:* Audit, Governance & Nominating



Laura L. Whitley
- Chief Financial Officer, Urban Strategies
- *Committee Membership:* Risk, Compensation & Human Capital

Board Profile

Financial Services Expertise	5
Accounting, Financial Reporting	5
Public Company Board Expertise	7
Board Leadership Role	5
C-Suite Experience	10
IT / Cyber Security	3
M&A Experience	9
Privacy / Data Security	3
Regulatory Compliance	6
Risk Management	5
Sales / Marketing	5
SEC "Financial Expert"	6

Tenure

The Board considers length of tenure when reviewing nominees to maintain an overall balance of experience, continuity and fresh perspectives

- 0-5 Years
- 5-10 Years
- 10+ Years

Company Relationship


90.0%
Indep.

Age Composition


65
Avg. Age

Texas Capital
8

9 Potential 2026 Annual Meeting Voting Items1 ◼ TXCP is headquartered in Texas; Texas Capital Bank is a Texas-chartered bank; ~95% of Firm employees are based in Texas ◼ Re-domestication to Texas would align the parent company’s legal home with our actual identity and where we do business ◼ TXCP shares traded on TXSE (Dallas-based stock exchange) ◼ When TXCP was incorporated in Delaware in 1996, the majority of public companies were formed in Delaware based in part on the perceived certainty of law ◼ Recent cases shows this is no longer the case ◼ Changes to Texas corporate laws and the authorization of Texas Business Courts to handle complex business cases suggest TXCP should consider moving the parent company’s domicile to Texas ◼ Redomestication would: ◼ Eliminate Delaware franchise taxes and reduce dual compliance costs ◼ Align the Firm’s primary regulation: Texas banking regulators already oversee operations ◼ The Board is evaluating whether there are practical differences to stockholders between Delaware and Texas incorporation and, if the Company pursues this initiative, the Company will include a robust comparison in the proxy statement Move Corporate Domicile from Delaware to Texas ◼ Delaware law authorizes corporations to include in their legal documents an express limitation of liability for directors, and several years ago changed the law to allow corporations to provide the same limitation of liability to officers ◼ Many Delaware corporations changed their certificates of incorporation documents with stockholder approval to allow this limitation of liability for officers ◼ To date TXCP has not sought stockholder approval to add this limitation of liability to officers ◼ Texas law allows the limitation of personal liability of officers similar to Delaware ◼ The Board believes that adding officer exculpation to its certificate of incorporation would be advisable Add Officer Exculpation2 ◼ In partial response to the stockholder vote on the redomestication proposal at the 2026 Annual Meeting, the Board would like to discuss with stockholders the advisability of seeking redomestication again, and if so, consider removing the threshold of ownership for stockholders to initiate a derivative action and of ownership for stockholders to submit stockholder proposals. Redomestication Topics Under Consideration 1) Under consideration by the Board of Directors. No final decision yet whether to present to stockholders. 2) These would only be applicable if the redomestication proposal is approved.

10 Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE) (1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below. Q3 2025 Q3 2026 YoY Change ($mm, unless noted otherwise) As Reported Adjusted1 As Reported Adjusted1 As Reported Adjusted1 Net Income to Common $100.9 $100.9 $99.4 $102.7 ($1.5) $1.8 Average Common Equity $3,324.2 $3,324.2 $3,409.1 $3,409.1 $84.9 $84.9 Less: Average Goodwill & Intangibles 1.5 1.5 1.5 1.5 0.0 0.0 Average Tangible Common Equity $3,322.7 $3,322.7 $3,407.6 $3,407.6 $84.9 $84.9 ROACE 12.0% 12.0% 11.6% 12.0% (0.4%) 0.0% ROATCE 12.0% 12.0% 11.6% 12.0% (0.4%) 0.0%

Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aid in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

1. Net interest income plus non-interest income. On an adjusted basis, net interest income plus non-interest income, adjusted
2. Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted
3. Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense, adjusted
4. Net income, less preferred stock dividends. On an adjusted basis, net income, adjusted, less preferred stock dividends
5. Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and noninterest income, adjusted

($mm, except per share)	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	YoY Change	FY 2025	YTD 2026
Net Interest Income	$271.8	$267.4	$254.7	$260.4	$275.0	$3.2	$1,028.6	$790.1
Non-Interest Income	68.6	60.0	69.3	75.1	81.6	13.0	227.1	226.0
Adjustments for Non-Recurring Items:								
Loss on AFS Debt Securities Sale	-	-	-	-	-	-	1.9	-
Non-Interest Income, Adjusted	68.6	60.0	69.3	75.1	81.6	13.0	229.0	226.0
Total Revenue[1]	340.4	327.5	324.0	335.5	356.6	16.2	1,255.8	1,016.1
Total Revenue, Adjusted[1]	340.4	327.5	324.0	335.5	356.6	16.2	1,257.7	1,016.1
Non-Interest Expense	190.6	184.2	213.6	205.5	203.9	13.3	768.1	623.0
Adjustments:								
Debt Extinguishment Expense	-	-	-	(2.2)	-	-	-	(2.2)
FDIC Special Assessment	-	2.2	-	-	-	-	2.2	-
Restructuring Expense	-	-	(1.4)	(0.6)	(4.3)	(4.3)	(1.4)	(6.3)
Non-Interest Expense, Adjusted	190.6	186.4	212.2	202.8	199.6	9.0	768.9	614.5
PPNR[2]	149.8	143.3	110.4	130.0	152.7	2.9	487.7	393.1
PPNR, Adjusted[2]	149.8	141.0	111.8	132.7	157.0	7.2	488.8	401.6
Provision for Credit Losses	12.0	11.0	16.0	18.0	17.0	5.0	55.0	51.0
Income Tax Expenses	32.6	31.6	20.6	27.1	32.0	(0.6)	102.5	79.7
Tax Impact of Adjustments Above	-	(0.5)	0.3	0.7	1.0	1.0	0.2	2.0
Income Tax Expenses, Adjusted	32.6	31.1	21.0	27.7	33.0	0.4	102.7	81.7
Net Income[3]	105.2	100.7	73.8	84.9	103.7	(1.5)	330.2	262.4
Net Income, Adjusted[3]	105.2	98.9	74.8	87.0	107.0	1.8	331.0	268.9
Preferred Stock Dividends	4.3	4.3	4.3	4.3	4.3	-	17.3	12.9
Net Income to Common[4]	100.9	96.3	69.5	80.6	99.4	(1.5)	313.0	249.5
Net Income to Common, Adjusted[4]	100.9	94.6	70.5	82.7	102.7	1.8	313.8	255.9
Average Assets	$32,162.7	$32,606.3	$31,375.1	$33,043.7	$32,932.4	$769.7	$31,828.1	$32,456.1
Return on Average Assets	1.30%	1.22%	0.95%	1.03%	1.25%	(0.05%)	1.04%	1.08%
Return on Average Assets, Adjusted	1.30%	1.20%	0.97%	1.06%	1.29%	(0.01%)	1.04%	1.11%
PPNR[2] / Average Assets	1.85%	1.74%	1.43%	1.58%	1.84%	(0.01%)	1.53%	1.62%
PPNR, Adjusted[2] / Average Assets	1.85%	1.72%	1.45%	1.61%	1.89%	0.04%	1.54%	1.65%
Average Common Equity	$3,324.2	$3,420.0	$3,373.9	$3,383.9	$3,409.1	$84.9	$3,264.4	$3,389.1
Return on Average Common Equity	12.04%	11.18%	8.35%	9.56%	11.57%	(0.47%)	9.59%	9.84%
Return on Average Common Equity, Adjusted	12.04%	10.98%	8.48%	9.80%	11.95%	(0.09%)	9.61%	10.10%
Diluted Common Shares	46,233,167	45,509,370	44,601,129	44,062,419	43,614,271	(2,618,896)	46,127,375	44,065,967
Earnings per Share	$2.18	$2.12	$1.56	$1.83	$2.28	$0.10	$6.79	$5.66
Earnings per Share, Adjusted	$2.18	$2.08	$1.58	$1.88	$2.35	$0.17	$6.80	$5.81
Efficiency Ratio[5]	56.0%	56.2%	65.9%	61.3%	57.2%	1.19%	61.2%	61.3%
Efficiency Ratio, Adjusted[5]	56.0%	56.9%	65.5%	60.4%	56.0%	(0.03%)	61.1%	60.5%

Texas Capital 11